UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2007

HINES HORTICULTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24439	33-0803204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12621 Jeffrey Road, Irvine, California	92620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 559-4444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events

Hines Horticulture, Inc. (the “Company”) has retained the services of Miller Buckfire & Co., LLC, a nationally recognized investment banking firm, and Kirkland & Ellis LLP, a leading global law firm that specializes in, among other things, complex corporate and restructuring matters, to assist management and the board of directors in fully evaluating the Company's strategic alternatives.

To benefit such an evaluation process, as previously disclosed by the Company, the board of directors recently appointed Ray E. Mabus and Hugh E. Sawyer as additional non-executive independent members of the board of directors, filling two vacancies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2007	HINES HORTICULTURE, INC.

By: /s/ Claudia M. Pieropan
Claudia M. Pieropan
Chief Financial Officer, Secretary and Treasurer
(principal financial and accounting officer)